Exhibit 10.12

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

VINE STREET STUDIOS

FIFTH AMENDMENT TO OFFICE/WAREHOUSE LEASE

This FIFTH AMENDMENT TO OFFICE/WAREHOUSE LEASE AGREEMENT (“Amendment”) is made effective as of AUGUST 1, 2020, by and between VINE STREET STUDIOS, LLC (“Landlord”) and Enchanted Rock Management LLC, (“Tenant”).

Landlord and Tenant entered into that certain Office/Warehouse Lease Agreement (as amended by that certain First Amendment dated as of November 1, 2018, Second Amendment dated as of October 1, 2019, Third Amendment dated as of November 1, 2019, and Fourth Amendment dated as of May 1, 2020, the “Lease”) dated June 1, 2018 for certain office space in the building located at 1113 Vine Street, Houston, Harris County, Texas (the “Premises”).

Landlord and Tenant desire by this Amendment to amend the Lease as herein provided and, except as modified herein, to confirm the Lease as amended.

IN CONSIDERATION OF THE AGREEMENTS HEREIN, Landlord and Tenant agrees as follows:

1.

Section 1.10: of the Lease shall be amended and restated in its entirety to read as follows: The Rent per month beginning August 1, 2020 and for each month thereafter shall be $[***] per month, includes trash and recycling pick-up service for all business days, Monday to Friday, not including Holidays, at a rate of $[***] per month, also included are the following premises:

Suite 101 $[***] Per Month

Suite 115 $[***] Per Month

Suite 121 $[***] Per Month

Suite 110 $[***] Per Month

Suite 117 $[***] Per Month

Suite 206 $[***] Per Month

Plus an additional standard rent rate increase amount of [***]% beginning May 1, 2022

2.	Each party represents and warrants to the other party that it has the full authority to enter into this Amendment.

Page | 1	TENANT /s/ TG LANDLORD /s/ BF

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

3.

Except as otherwise provided in this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect. Tenant acknowledges (i) that there are no off-sets or defenses against the enforcement of the Lease as of the date of execution of this Amendment; ii) that Landlord is not in default of any of its obligations or conditions under the Lease; and (iii) that Landlord waives no right or claim it has under the Lease.

Page | 2	TENANT /s/ TG LANDLORD /s/ BF

AGREED TO AND EXECUTED this 23 day of July, 2020.

TENANT:

Enchanted Rock Management, LLC

/s/ Thais Grossi

By:	Thais Grossi

By:	COO

LANDLORD:

VINE STREET STUDIOS, LLC

/s/ Lee Roy Murray III
LEE ROY MURRAY III, MANAGER

Page | 3	TENANT /s/ TG LANDLORD /s/ BF